Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Citigroup Investments Corporate Loan Fund Inc.
(Name of Registrant as Specified in its Charter)

Robert M. Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

                CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -----------------

   Notice is hereby given that the Annual Meeting of Shareholders of CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. will be held at the Citigroup Center, 153
E. 53rd Street, New York, New York, 14th floor Conference Center, on January 21, 2004, at 11:00 a.m., New York time, for the following purposes:

   1. To elect three Class I directors of the Fund (Proposal No. 1); and

   2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

   Holders of record of shares of the Fund at the close of business on December 2, 2002 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

                             By order of the Board of Directors,

                             Robert I. Frenkel
                             Secretary

New York, New York
December 22, 2003

                               -----------------

Shareholders who do not expect to attend the annual meeting are requested to complete, sign, date and return the proxy card in the enclosed envelope, which needs no postage if mailed in the continental United States, or, for shares held in a brokerage account, vote their shares by telephone or through the internet. Instructions for the proper execution of proxy cards are set forth on the following page. It is important that proxies be returned promptly.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signature
------------                              ---------------
Corporate Accounts
(1)ABC Corp.......................... ABC Corp.
(2)ABC Corp.......................... John Doe, Treasurer
(3)ABC Corp.
     c/o John Doe, Treasurer......... John Doe
(4)ABC Corp. Profit Sharing Plan..... John Doe, Trustee
Trust Accounts
(1)ABC Trust......................... Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee
     u/t/d 12/28/78.................. Jane B. Doe
Custodian or Estate Accounts
(1)John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA... John B. Smith
(2)John B. Smith..................... John B. Smith, Executor

                CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                           -------------------------
                                PROXY STATEMENT
                           -------------------------

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 21, 2004

   This proxy statement and accompanying proxy card ("proxy") are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held at the Citigroup Center, 153 E. 53rd Street, New York, New York, 14th floor Conference Center on January 21, 2004 at 11:00 a.m., New York time, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").

   The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Citigroup Global Markets Inc. ("Citigroup Global Markets" or "CGM"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager, which is an affiliate of Citigroup Global Markets; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. Citigroup Global Markets and SBFM are located at 388 Greenwich Street, New York, New York 10013 and 399 Park Avenue, New York, New York 10022, respectively; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2003, has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

   This proxy statement and proxy are first being mailed to shareholders on or about December 22, 2003.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. Proposal No. 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present for approval. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to notice of, and to vote at, the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such broker or nominee does not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above prior to the Meeting or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board has fixed the close of business on December 2, 2003 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 9,817,388.214 shares of Common Stock, par value $0.001 per share (the "Common Stock"), of which 9,781,750 shares (or 99.6%) were held but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, the Fund had outstanding 1,700 shares of Series A and 1,700 shares of Series B Preferred Stock, par value $0.001 per share (collectively, the "Preferred Stock") of which 3,400 shares (100%) were held but not beneficially owned by Cede & Co. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) other than Travelers Casualty and Surety Company, to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors, among others, may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals and will vote against such adjournment those shares which they are entitled to vote against such proposals.

    OWNERS OF MORE THAN FIVE PERCENT OF THE OUTSTANDING SHARES OF THE FUND

   The following table shows, as of December 2, 2003, the beneficial owners of more than 5% of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D and G) filed with the Securities and Exchange Commission ("SEC") by the firm listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

                                                 Amount
                                               and Nature
                          Name and Address of of Beneficial Percent*
           Title of Class  Beneficial Owner     Ownership   of Class
           -------------- ------------------- ------------- --------
            Common Stock  Travelers Casualty    1,333,334     13.6%
                          and Surety Company
                          One Tower Square
                          Hartford, CT 06283

--------
* Based upon 9,817,388.214 shares outstanding as of December 2, 2003.

   As of the Record Date, to the knowledge of the Fund, no securities issued by Citigroup Global Markets' ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Board members who are not "interested persons" (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund ("Independent Directors").

                                PROPOSAL NO. 1

                ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

   The Board is divided into three classes. The directors currently serving in Class I have terms expiring at the Meeting; each Class I director currently serving on the Board has been nominated by the Board for reelection at the Meeting to serve for a term of three years (until the year 2007 Annual Meeting of Shareholders) or until his successor has been duly elected and qualified.

   Under the terms of the Fund's Articles of Incorporation, as amended (the "Charter"), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the "Preferred Directors"). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Of those designated as Preferred Directors, Paul Hardin is the sole Preferred Director whose term is expiring at the Meeting. Therefore, the holders of the Fund's Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Messrs. Bloostein and Gerken, and the holders of the Fund's Preferred Stock, voting as a single class, are being asked to vote for Mr. Hardin, as directors of the Fund.

   The Board knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board may recommend.

   Certain information concerning the nominees and the directors continuing in office is set forth below. For any nominee or director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently directors of the Fund. Except as indicated, each nominee or director has held the office shown or other offices in the same company for the last five years.

                  Persons Nominated for Election as Directors

                                                                       Number of
                                                                      Portfolios     Other
                                                                        in Fund     Director
                      Position  Length      Principal Occupations       Complex      ships
       Name,          Held with of Time          During Past           Overseen     Held by
  Address and Age       Fund    Served           Five Years           by Director   Director
  ---------------     --------- ------- ----------------------------- ----------- -------------
CLASS I DIRECTORS

Allan J. Bloostein+   Director  Since   President, Allan J. Bloostein      35     Director of
 27 West 67th Street            1998    Associates, a consulting                  Taubman
 New York, NY 10023                     firm; retired Vice Chairman               Centers, Inc.
 Age 73                                 of May Department Stores.

                                                                     Number of
                                                                    Portfolios    Other
                                                                      in Fund   Director-
                     Position  Length     Principal Occupations       Complex     ships
       Name,         Held with of Time         During Past           Overseen    Held by
  Address and Age      Fund    Served          Five Years           by Director Director
  ---------------    --------- ------- ---------------------------- ----------- ---------
Paul Hardin+         Director   Since  Chancellor Emeritus and           35       None
 12083 Morehead                 2001   Professor of Law at the
 Chapel Hill, NC                       University of North Carolina
 27514-8426                            at Chapel Hill; formerly
 Age 72                                Chancellor of the University
                                       of North Carolina at Chapel
                                       Hill.

R. Jay Gerken, CFA*  Chairman,  Since  Managing Director of CGM;        220       None
 Citigroup Asset     President  2002   Chairman, President and
 Management          and Chief         Chief Executive Officer of
 ("CAM")             Executive         Smith Barney Fund
 399 Park Avenue     Officer           Management LLC
 New York, NY 10022                    ("SBFM"), Travelers
 Age 52                                Investment Advisor, Inc.
                                       ("TIA") and Citi Fund
                                       Management Inc. ("CFM");
                                       President and Chief
                                       Executive Officer of certain
                                       mutual funds associated
                                       with Citigroup Inc.;
                                       Formerly, Portfolio Manager
                                       of Smith Barney Allocation
                                       Series Inc. (from 1996-
                                       2001) and Smith Barney
                                       Growth and Income Fund
                                       (from 1996-2001)

--------
 * An "interested person" of the Fund, as defined in the 1940 Act.

                        Directors Continuing in Office

                                                                    Number of
                                                                   Portfolios    Other
                                                                     in Fund   Director-
                     Position  Length     Principal Occupations      Complex     ships
       Name,         Held with of Time         During Past          Overseen    Held by
  Address and Age      Fund    Served          Five Years          by Director Director
  ---------------    --------- ------- --------------------------- ----------- ---------
CLASS II DIRECTORS

Robert A. Frankel+   Director   Since  Managing Partner of Robert       23     None
 1961 Deergrass Way             1998   A. Frankel Management
 Carlsbad, CA 92009                    Consultants; formerly
 Age 76                                Corporate Vice President of
                                       The Reader's Digest
                                       Association, Inc.

                                                                      Number of
                                                                     Portfolios     Other
                                                                       in Fund    Director-
                       Position  Length     Principal Occupations      Complex      ships
        Name,          Held with of Time         During Past          Overseen     Held by
   Address and Age       Fund    Served          Five Years          by Director  Director
   ---------------     --------- ------- --------------------------- ----------- -----------

George M. Pavia+       Director   Since  Senior Partner, Pavia &           7     None
 600 Madison Avenue               2001   Harcourt Attorneys.
 New York, NY 10022
 Age 75

CLASS III DIRECTORS

Dwight B. Crane+       Director   Since  Professor, Harvard Business      49     None
 Harvard Business                 1998   School.
   School
 Soldiers Field Road
 Horgan Hall # 375
 Boston, MA 02163
 Age 66

Paolo M. Cucchi+       Director   Since  Vice President and Dean of        7     None
 Drew University                  2001   College of Liberal Arts at
 108 Brothers College                    Drew University.
 Madison, NJ 07940
 Age 62

William R. Hutchinson+ Director   Since  President, WR Hutchinson         40     Director of
 535 N. Michigan                  1998   & Associates, Inc. (oil                 Associated
 Suite 1012                              industry consulting);                   Bank;
 Chicago, IL 60611                       formerly Group Vice                     Director of
 Age 61                                  President, Mergers &                    Associated
                                         Acquisitions BP Amoco                   Banc-
                                         p.l.c.; formerly Vice                   Corp.
                                         President-Financial
                                         Operations Amoco Corp.

--------
 + Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Citigroup Global Markets is affiliated.

   The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                                                Aggregate Dollar Range of Equity
                                                Securities in All Funds Overseen
                         Dollar Range of Equity     by Director/Nominee and
Name of Director/Nominee Securities in the Fund         Advised by SBAM
------------------------ ---------------------- --------------------------------
Non-Interested Directors/Nominees
 Allan J. Bloostein               None                   Over $100,000
 Dwight B. Crane               $1-$10,000               $50,001-$100,000
 Paolo M. Cucchi                  None                     $1-$10,000
 Robert A. Frankel             $1-$10,000                Over $100,000
 Paul Hardin                   $1-$10,000                Over $100,000
 William R. Hutchinson         $1-$10,000                  $1-$10,000
 George Pavia                     None                        None
Interested Directors/Nominees
 R. Jay Gerken                 $1-$10,000                Over $100,000

--------
* Mr. Gerken is an "interested person" as defined in the 1940 Act.

   Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia constitute the Fund's Audit Committee, which is composed of Directors who are "non-interested" persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened three times during the fiscal year ended September 30, 2003. The Fund adopted an Audit Committee Charter at a meeting held on November 13, 2003, a copy of which is attached hereto as Exhibit A. The Audit Committee is responsible for (i) considering, in conjunction with the Fund's Board of Directors, management's recommendations of independent auditors for the Fund and evaluating the independence of the outside auditors; (ii) approving all audit and permitted non-audit services proposed to be performed by the independent auditors on behalf of the Fund and certain affiliates; (iii) reviewing the scope of the Fund's audit; and (iv) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of "non-interested" Directors of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2003. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has a Pricing Committee composed of the Chairman and one "non-interested" Director. The Pricing Committee is charged with determining fair value prices for securities when required. The Pricing Committee met once during the fiscal year ended September 30, 2003. The Fund does not have a Compensation Committee.

   The Board held 10 meetings during the last fiscal year, four of which were regular meetings and 6 of which were special telephonic meetings. In the last fiscal year, each of the directors attended at least 75% of the regular meetings and at least 75% of the telephonic meetings of the Board.

                                 COMPENSATION

   Only the Independent Directors receive remuneration from the Fund for acting as directors. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $13,860 were paid to such directors by the Fund during the fiscal year ended September 30, 2003. Fees for the Independent Directors are set at $5,000 per annum. In addition, the Independent Directors receive $500 for each Board meeting attended in person and $100 for each telephonic Board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund, including the Fund, in the group of funds served by the same board members (the "Fund Complex"). None of the officers of the Fund received any compensation from the Fund for the fiscal year ended September 30, 2003. Officers and interested directors of the Fund are compensated by the Manager or by Citigroup Global Markets.

   The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year ended September 30, 2003 and by the Fund complex for the calendar year ended December 31, 2002:

                              COMPENSATION TABLE

                                                           Total
                                                       Compensation
                         Aggregate                     from Fund and
                        Compensation                   Fund Complex  Total Number
                         from Fund       Pension or       for the      of Funds
                       for the Fiscal    Retirement    Calendar Year   for Which
                         Year Ended   Benefits Accrued     Ended       Director
                       September 30,  as part of Fund  December 31,  Serves within
    Name of Person          2003          Expenses         2002      Fund Complex
    --------------     -------------- ---------------- ------------- -------------
Allan J. Bloostein         $6,250            0           $122,250          35
Dwight B. Crane             6,150            0            152,200          49
Paolo M. Cucchi             6,250            0             44,400           7
Robert A. Frankel           6,550            0             73,450          23
R. Jay Gerken*                  0            0                  0         220
Paul Hardin                 6,350            0            132,300          35
William R. Hutchinson       6,350            0             46,750          40
George M. Pavia             6,150            0             57,800           7

--------
* Designates a director who is an "interested person" of the Fund.

   At the end of the calendar year during which a director attains the age of 80, the director is required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to directors emeriti totaled $1,875.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers and persons who own more than 10% of the Fund's common stock, as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2003, all filing requirements applicable to such persons were complied with.

                         REPORT OF THE AUDIT COMMITTEE

   Pursuant to meetings of the Audit Committee held on November 20, 2002, May 22, 2003, and on August 21, 2003, the Audit Committee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management;
(ii) discussed with KPMG LLP ("KPMG"), the independent auditors to the Fund the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in items (i) through (iii) above, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2003.

                              EXECUTIVE OFFICERS

   The following is a list of the current executive officers of the Fund, all of whom have been elected by the Board to serve until their respective successors are elected:

                     Offices and Positions      Period       Principal Occupations During
       Name             Held with Fund       Offices Held      Past Five Years and Age
       ----        ------------------------- ------------ -----------------------------------
R. Jay Gerken      Chief Executive Officer,    2002       (see Table of Persons Nominated
                   Chairman of the Board       to date    for Election as Directors, above)
                   and President

Andrew B. Shoup    Senior Vice President and   2003       Director of CAM; Chief
CAM                Chief Administrative        to date    Administrative Officer of mutual
125 Broad Street   Officer                                funds associated with Citigroup
New York, NY                                              Inc.; Head of International Funds
 10004                                                    Administration of CAM from
                                                          2001 to 2003; Director of Global
                                                          Funds Administration of CAM
                                                          from 2000 to 2001; Head of U.S.
                                                          Citibank Funds Administration of
                                                          CAM from 1998 to 2000; 47.

Glenn N. Marchak   Vice President and          1998       Senior Vice President of
CAM                Investment Officer          to date    Traveler's Asset Management
399 Park Avenue                                           International Company LLC;
New York, NY                                              Managing Director of CGM; 52.
 10022

Robert I. Frenkel  Secretary and Chief Legal   2003       Managing Director and General
CAM                Officer                     to date    Counsel, Global Mutual Funds for
300 First Stamford                                        CAM and its predecessor (since
 Place                                                    1994); Secretary and Chief Legal
Stamford, CT 06902                                        Officer of certain funds associated
                                                          with Citigroup; 48.

Kaprel Ozsolak     Controller                  2002       Vice President of CGM;
CAM                                            to date    Controller of certain funds
125 Broad Street                                          associated with Citigroup Inc.; 38.
New York, NY
 10004

Richard Peteka     Chief Financial Officer     2002       Director of CGM; Chief Financial
CAM                and Treasurer               to date    Officer and Treasurer of certain
125 Broad Street                                          mutual funds affiliated with
New York, NY                                              Citigroup Inc.; Director and Head
 10004                                                    of Internal Control for Citigroup
                                                          Asset Management U.S. Mutual
                                                          Fund Administration from 1999-
                                                          2002; Vice President, Head of
                                                          Mutual Fund Administration and
                                                          Treasurer at Oppenheimer Capital
                                                          From 1996-1999; 42.

                           REQUIRED SHAREHOLDER VOTE

   The affirmative vote of a plurality of the votes cast at the Meeting is required to elect directors pursuant to Proposal No. 1.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
            RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO THE BOARD.

                          DISCLOSURE OF AUDITOR FEES

   Audit Fees. Audit fees billed to the Fund by KPMG in connection with the Fund's annual audit for the year ended September 30, 2003 totaled $49,000.

   Financial Information Systems Design and Implementation. KPMG was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

   All other Fees. The aggregate fees billed to the Fund for non-audit services by KPMG and paid by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund totaled approximately $42,500. This amount is for services related to rating agency letters and tax services, all for the Fund.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2005 Annual Meeting of the Shareholders of the Fund must be received by September 1, 2004 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2005 Annual Meeting will be held in January of 2005. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

   The persons named as proxies for the Annual Meeting of Shareholders for 2005 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by November 14, 2004, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

                                 OTHER MATTERS

   The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

   All proxies received will be voted "for" Proposal 1 unless otherwise directed therein.

                               By Order of the Board of Directors

                               Robert I. Frenkel
                               Secretary

December 22, 2003

   It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                                                      Exhibit A

                            AUDIT COMMITTEE CHARTER

                  AMENDED AND RESTATED AS OF OCTOBER 22, 2003

Establishment and Purpose

   This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and
(c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors.

Duties and Responsibilities

   The Fund's independent auditors are accountable to the Committee.

   The Committee shall:

    1. Approve, and recommend to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund, and approve the compensation thereof.

    2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

    3. Approve (a) all audit and permissible non-audit services/1/ to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Fund, the Adviser or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the "Chairperson") and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee's meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such other policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers).

--------
/1/ The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
   Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

    5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

    6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, or any subsequent Statement, relating to the conduct of the audit.

    8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

    9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

   10. For each closed-end Fund, establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Fund officers or employees or Fund service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

   11. For each closed-end Fund, consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and the Adviser.

   12. For each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

   13. For each closed-end Fund, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Charter to the Board for approval.

   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for review of compensation to be paid to, or paid to, or services to be provided by, or provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel and the Fund's other service providers.

Composition

   The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Section 10A(m) of the Securities Exchange Act of 1934. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

   The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's and the Adviser's officers and employees. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

   One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

   The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

   The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section

407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

   In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

   This Charter may be amended by a vote of a majority of the Board members.

                                                                     Appendix A

                Citigroup Investments Corporate Loan Fund Inc.*
                      Managed High Income Portfolio Inc.*
                      Managed Municipals Portfolio Inc.*
                       Municipal High Income Fund Inc.*
                         Real Estate Income Fund Inc.*
                        SB Adjustable Rate Income Fund
                            Zenix Income Fund Inc.*

*Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                      PROXY

                 CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Rate Cumulative Preferred Stock of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints R. Jay Gerken and Robert M. Nelson, as attorneys and proxies for the undersigned, and each of them, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 East 53rd St., New York, New York on January 21, 2004 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 22, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                      PROXY

                 CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Rate Cumulative Preferred Stock of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints R. Jay Gerken and Robert M. Nelson, as attorneys and proxies for the undersigned, and each of them, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 East 53rd St., New York, New York on January 21, 2004 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 22, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark
    votes as in
    this example


This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS CLASS I DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.


1. ELECTION OF CLASS I DIRECTORS
   Class I: (01) Allan J. Bloostein, (02) Paul Hardin and (03) R. Jay Gerken


         FOR    [   ]             [   ]  WITHHELD
         ALL                               FROM
      NOMINEES                           NOMINEES


   [   ] _______________________________________
         For all nominees except as noted above

                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [    ]

                                                PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Note:  Please sign exactly as your name appears on this Proxy.
                                                       If joint owners, EITHER may sign this Proxy. When
                                                       signing as attorney, executor, administrator, trustee,
                                                       guardian or corporate officer, please give your full title.

Signature:_________________________  Date: _________________ Signature:__________________________ Date: _______________


[X] Please mark
    votes as in
    this example


This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS CLASS I DIRECTORS. Please refer to the Proxy
Statement for a discussion of the Proposal.


1. ELECTION OF CLASS I DIRECTORS
   Class I: (01) Allan J. Bloostein, (02) Paul Hardin and (03) R. Jay Gerken


         FOR    [   ]             [   ]  WITHHELD
         ALL                               FROM
      NOMINEES                           NOMINEES


   [   ] _______________________________________
         For all nominees except as noted above


                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [    ]

                                                PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Note:  Please sign exactly as your name appears on this Proxy.
                                                       If joint owners, EITHER may sign this Proxy. When
                                                       signing as attorney, executor, administrator, trustee,
                                                       guardian or corporate officer, please give your full title.

Signature:_________________________  Date: _________________ Signature:__________________________ Date: _______________

                                      PROXY

                 CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints
R. Jay Gerken and Robert M. Nelson, as attorneys and proxies for the undersigned, and each of them, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 East 53rd St., New York, New York on January 21, 2004 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 22, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                      PROXY

                 CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints
R. Jay Gerken and Robert M. Nelson, as attorneys and proxies for the undersigned, and each of them, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 East 53rd St., New York, New York on January 21, 2004 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 22, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark
    votes as in
    this example


This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS CLASS I DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.


1. ELECTION OF CLASS I DIRECTORS
   Class I: Allan J. Bloostein and R. Jay Gerken


         FOR    [   ]             [   ]  WITHHELD
         ALL                             FROM ALL
      NOMINEES                           NOMINEES


   [   ] _______________________________________
         For all nominees except as noted above

                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [    ]

                                                PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Note:  Please sign exactly as your name appears on this Proxy.
                                                       If joint owners, EITHER may sign this Proxy. When
                                                       signing as attorney, executor, administrator, trustee,
                                                       guardian or corporate officer, please give your full title.

Signature:_________________________  Date: _________________ Signature:__________________________ Date: _______________



[X] Please mark
    votes as in
    this example


This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
THE ELECTION OF NOMINEES AS CLASS I DIRECTORS. Please refer to the Proxy
Statement for a discussion of the Proposal.


1. ELECTION OF CLASS I DIRECTORS
   Class I: Allan J. Bloostein and R. Jay Gerken


         FOR    [   ]             [   ]  WITHHELD
         ALL                             FROM ALL
      NOMINEES                           NOMINEES


   [   ] _______________________________________
         For all nominees except as noted above


                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [    ]

                                                PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Note:  Please sign exactly as your name appears on this Proxy.
                                                       If joint owners, EITHER may sign this Proxy. When
                                                       signing as attorney, executor, administrator, trustee,
                                                       guardian or corporate officer, please give your full title.

Signature:_________________________  Date: _________________ Signature:__________________________ Date: _______________